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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	NOVEMBER 21, 2002

PORTFOLIO RECOVERY ASSOCIATES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-50058	75-3078675

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number

120 CORPORATE BOULEVARD, NORFOLK, VIRGINIA	23502

(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number:	(888) 772-7326

N/A

(Former name or former address, if changed since last report.)

Item 5.     Other Events and Regulation FD Disclosure.

                On November 21, 2002, Portfolio Recovery Associates, Inc. issued a press release, attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Item 7.     Financial Statements and Exhibits.

     (c)       Exhibits

     99.1     Press Release of Portfolio Recovery Associates, Inc. dated November 21, 2002.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PORTFOLIO RECOVERY ASSOCIATES, INC.

Date:	November 21, 2002	By: /s/Kevin P. Stevenson
Name: Kevin P. Stevenson Title: Senior Vice President, Chief Financial Officer, Treasurer and Assistant Secretary